EXHIBIT 99.2

AMD and Nutanix Announce Strategic Partnership to Advance an Open and Scalable Platform for Enterprise AI

News Highlights

  AMD and Nutanix sign multi-year agreement to accelerate adoption of Nutanix-powered agentic AI platform on AMD accelerated compute infrastructure for enterprise AI and service providers
  AMD to invest and fund up to $250 million in Nutanix shares, and R&D and go-to-market for integrated solutions
  Joint roadmap to integrate AMD ROCm™ and AMD Enterprise AI software into the Nutanix Cloud Platform and the Nutanix Kubernetes Platform using AMD EPYC™ CPUs and AMD Instinct™ GPUs with support from a broad set of OEM server providers

SANTA CLARA, Calif. and SAN JOSE, Calif., Feb. 25, 2026 (GLOBE NEWSWIRE) -- AMD (NASDAQ: AMD) and Nutanix (NASDAQ: NTNX) today announced a multi-year strategic partnership to jointly develop an open, full-stack AI infrastructure platform designed to power agentic AI applications, everywhere. This agreement aligns to both companies’ commitment to an open ecosystem for AI, providing customers with choice and easy-to-deploy, production-ready, high-performance, and efficient solutions that are optimized for agentic AI, at the edge, inside enterprises, and across the cloud.

The partnership aligns silicon innovation, open runtime software and enterprise cloud orchestration technologies for AI to deliver scalable, production-ready agentic AI platforms across data center, hybrid and edge environments. By optimizing the Nutanix Cloud and Nutanix Kubernetes Platforms on AMD EPYC™ CPUs and AMD Instinct™ GPUs, and integrating the AMD ROCm™ software ecosystem and the AMD Enterprise AI platform into Nutanix AI full-stack solutions, the companies are developing an open solution for agentic AI platforms using high-performance infrastructure and supported by a broad set of OEM partners.

As part of the agreement, AMD will make a strategic investment of $150 million in Nutanix common stock at a purchase price of $36.26 per share, and fund up to $100 million for Nutanix to support joint engineering initiatives and go-to-market collaboration to accelerate the adoption of AMD and the Nutanix-powered agentic AI platform, everywhere. The equity investment is expected to close in the second quarter of 2026, subject to regulatory approvals and customary closing conditions.

“Enterprise customers need the freedom to run the models and workloads that matter most to their business, without compromise,” said Dan McNamara, senior vice president and general manager of Compute and Enterprise AI at AMD. “Through our partnership with Nutanix we’re building a scalable, full-stack AI platform rooted in openness, designed to give enterprises and service providers the flexibility to innovate, extend and grow AI deployments across Enterprises.”

“Our partnership with AMD reflects a shared vision for scalable, production-ready AI infrastructure,” said Tarkan Maner, President and Chief Commercial Officer, Nutanix. “Together, we are delivering full-stack, integrated platforms optimized for inference and agentic applications across hybrid environments for enterprises and service providers.”

Advancing the Open Ecosystem for Enterprise AI

Enterprise AI infrastructure is entering a phase where inference workloads dominate and openness is essential for long-term innovation. AMD is committed to advancing an AI ecosystem built on open standards, interoperable software frameworks and architectural choice, which are essential requirements for Enterprises.

The first jointly-developed agentic AI platform from this partnership is expected to come to market beginning in late 2026, underscoring the companies’ commitment to rapid execution and delivery.

As AI inference becomes foundational to enterprise computing, infrastructure must deliver performance, efficiency and operational simplicity at scale. The co-engineered platform will be designed to provide high-performance inference acceleration powered by AMD Instinct GPUs and EPYC™ CPUs, high-core-density compute and orchestration through AMD EPYC™ processors, and unified lifecycle management via Nutanix Enterprise AI — enabling enterprises to deploy open-source and commercial AI models without dependency on vertically integrated AI stacks.

Together, AMD and Nutanix are defining a new class of open AI infrastructure designed to support enterprise AI agents, multimodel inference services and industry-specific intelligent applications.

About AMD

AMD (NASDAQ: AMD) drives innovation in high-performance and AI computing to solve the world’s most important challenges. Today, AMD technology powers billions of experiences across cloud and AI infrastructure, embedded systems, AI PCs and gaming. With a broad portfolio of AI-optimized CPUs, GPUs, networking and software, AMD delivers full-stack AI solutions that provide the performance and scalability needed for a new era of intelligent computing. Learn more at www.amd.com.

AMD Forward-Looking Statements

This press release contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the strategic partnership between Nutanix and AMD; the joint development of an open, full‑stack AI infrastructure platform; the expected benefits, impact, performance, features, and functionality of the jointly developed platform; the parties’ commitment to an open ecosystem for AI; the expected timeline for the availability of the platform; expectations regarding market demand and adoption; expectations regarding the development of enterprise AI infrastructure within the industry; anticipated R&D and go‑to‑market funding commitments; and the closing of AMD’s strategic investment in Nutanix, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this press release are based on current beliefs, assumptions and expectations, speak only as of the date of this press release and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and are generally beyond AMD’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: the ability of AMD and Nutanix to execute on their respective obligations under the strategic partnership; the ability to successfully integrate technologies and develop the jointly engineered platform on the anticipated timeline or at all; risks that anticipated R&D and go‑to‑market funding commitments, including the timing, amount, and conditions thereof, may not be fully realized; risks that the strategic partnership may not generate anticipated revenue synergies, if any; risks related to market acceptance, customer adoption, and participation by third parties in an open AI ecosystem; intense competition in the AI infrastructure market; the ability to obtain required regulatory clearances, including the expiration or termination of any applicable waiting period under the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976; impact of government actions and regulations such as export regulations, import tariffs, trade protection measures, and licensing requirements; competitive markets in which AMD’s products are sold; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; AMD's ability to introduce products on a timely basis with expected features and performance levels; loss of a significant customer; economic and market uncertainty; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; failure to maintain an efficient supply chain as customer demand changes; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of climate change on AMD’s business; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit agreement; AMD’s ability to satisfy financial obligations under guarantees and other commercial commitments; impact of acquisitions, joint ventures and/or investments on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain key employees; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. These forward‑looking statements speak only as of the date of this press release, and AMD undertakes no obligation to update or revise any forward‑looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

About Nutanix

Nutanix (NASDAQ: NTNX) is a hybrid multicloud computing leader, offering organizations a unified software platform for running applications and AI and managing data anywhere. With Nutanix, organizations can simplify operations for traditional and modern applications, freeing them to focus on business goals. Trusted by more than 30,000 customers worldwide, Nutanix helps empower organizations to transform digitally and power hybrid multicloud environments consistently, simply, and cost-effectively.

© 2026 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo, and all Nutanix product and service names mentioned herein are registered trademarks or unregistered trademarks of Nutanix, Inc. (“Nutanix”) in the United States and other countries. Other brand names or marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s). This press release is for informational purposes only and nothing herein constitutes a warranty or other binding commitment by Nutanix.

Nutanix Forward-Looking Statements

This press release contains express and implied forward‑looking statements, including, but not limited to, statements regarding the strategic partnership between Nutanix and AMD; the joint development of an open, full‑stack AI infrastructure platform; the expected benefits, impact, performance, features, and functionality of the jointly developed platform; the parties’ commitment to an open ecosystem for AI; the expected timeline for the availability of the platform; expectations regarding market demand and adoption; expectations regarding the development of enterprise AI infrastructure within the industry; anticipated R&D and go‑to‑market funding commitments; and the closing of AMD’s strategic investment in Nutanix. These forward‑looking statements are not historical facts and are based on Nutanix’s current expectations, estimates, assumptions, opinions, and beliefs. Actual results may differ materially from those expressed or implied by these forward‑looking statements as a result of various risks and uncertainties, including, but not limited to: the ability of Nutanix and AMD to execute on their respective obligations under the strategic partnership; the ability to successfully integrate technologies and develop the jointly engineered platform on the anticipated timeline or at all; risks that anticipated R&D and go‑to‑market funding commitments, including the timing, amount, and conditions thereof, may not be fully realized; risks that the strategic partnership may not generate anticipated revenue synergies, if any; risks related to market acceptance, customer adoption, and participation by third parties in an open AI ecosystem; intense competition in the AI infrastructure market; the ability to obtain required regulatory clearances, including the expiration or termination of any applicable waiting period under the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976; and other risks and uncertainties described in Nutanix’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10‑K for the fiscal year ended July 31, 2025 and subsequent Quarterly Reports on Form 10‑Q and other filings. These forward‑looking statements speak only as of the date of this press release, and Nutanix undertakes no obligation to update or revise any forward‑looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Many of the products and features described herein, including the jointly developed AI infrastructure platform and its related features and functionalities, remain in various stages and will be offered on a when‑and‑if‑available basis. The development, release, and timing of any such products, features or functionalities are subject to change. Nutanix will not have any liability arising from reliance on this press release for any failure to deliver, or delay in the delivery of, any such products, features or functionalities. Any future product or product feature information is intended to outline general product directions, and is not a commitment, promise or legal obligation for Nutanix to deliver any functionality. This information should not be used when making a purchasing decision.

Nutanix Media Contact:
Jennifer Massaro
pr@nutanix.com

AMD Media Contact:
Aaron Grabein
aaron.grabein@amd.com